                                                                  EXHIBIT (a)(2)

The instructions accompanying this Letter of Transmittal should be read carefully before completing this Letter of Transmittal. The Depositary, the U.S. Forwarding Agent and Information Agent or the Dealer Managers (see below for addresses and telephone numbers) or your broker or other financial advisors may assist you in completing this Letter of Transmittal.

                             LETTER OF TRANSMITTAL

                            TO TENDER COMMON SHARES
          (INCLUDING THE ASSOCIATED RIGHTS TO PURCHASE COMMON SHARES)

                                       OF

                         CHIEFTAIN INTERNATIONAL, INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED JUNE 28, 2001

                                       BY

                 HUNT OIL CANADIAN ACQUISITION III CORPORATION,
                          A WHOLLY OWNED SUBSIDIARY OF

                                HUNT OIL COMPANY

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EDMONTON TIME, ON
             FRIDAY, AUGUST 3, 2001, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                           CIBC MELLON TRUST COMPANY

                                   INQUIRIES
                           Toll Free: 1-800-387-0825
                        Email: inquiries@cibcmellon.com

            IN CALGARY                         IN TORONTO                         IN TORONTO
  By Hand or Overnight Courier:      By Hand or Overnight Courier:             By registered or
                                                                                certified Mail

            Suite 600                        199 Bay Street                     P.O. Box 1036
       333 7th Avenue S.W.                Commerce Court West                  Adelaide Street
     Calgary, Alberta T2P 2Z1               Securities Level                    Postal Station
                                            Toronto, Ontario                   Toronto, Ontario
                                                M5L 1G9                            M5C 2K4
                                       Attention: Courier Window

           The U.S. Forwarding Agent is:                         The Conversion Agent is:
           MELLON INVESTOR SERVICES LLC                        MELLON INVESTOR SERVICES LLC
           By Hand or Overnight Courier:                            85 Challenger Road
                                                                     Mail Stop-Reorg.
                   120 Broadway                              Ridgefield Park, New Jersey 07660
                    13th Floor
             New York, New York 10271

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     This Letter of Transmittal is to be used by shareholders of Chieftain International, Inc. if certificates for Common Shares (as such term is defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 herein) is utilized, if delivery of Common Shares is to be made by book-entry transfer in the United States to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in Instruction 2). Shareholders who deliver Common Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders."

     Shareholders whose certificates for Common Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of "The Offer" in the Offer to Purchase) with respect to, their Common Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of "The Offer" in the Offer to Purchase) must tender their Common Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

     HOLDERS ("PREFERRED SHAREHOLDERS") OF $1.8125 CONVERTIBLE REDEEMABLE PREFERRED STOCK ("FUNDING PREFERRED SHARES") OF CHIEFTAIN INTERNATIONAL FUNDING CORP. WHO ARE TENDERING COMMON SHARES ISSUABLE UPON THE CONDITIONAL CONVERSION OF THEIR FUNDING PREFERRED SHARES MUST DELIVER CERTIFICATES REPRESENTING THEIR FUNDING PREFERRED SHARES, ACCOMPANIED BY A NOTICE OF CONVERSION OF FUNDING PREFERRED SHARES, A COMPLETED LETTER OF TRANSMITTAL AND SUCH OTHER DOCUMENTS AS MAY BE REQUIRED PURSUANT TO THE TERMS OF THIS LETTER OF TRANSMITTAL AND THE FUNDING PREFERRED SHARES TO THE U.S. FORWARDING AGENT. ANY PREFERRED SHAREHOLDER THAT WISHES TO CONVERT ITS FUNDING PREFERRED SHARES AND TENDER THE UNDERLYING COMMON SHARES IN THE OFFER SHOULD CONTACT MELLON INVESTOR SERVICES LLC (THE "INFORMATION AGENT") AT (866) 892-5625 FOR FURTHER INSTRUCTIONS.

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                          SIGNATURES MUST BE PROVIDED
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Hunt Oil Canadian Acquisition III Corporation, a corporation incorporated under and governed by the laws of the Province of Alberta, Canada (the "Offeror") and a wholly-owned subsidiary of Hunt Oil Company, a Delaware corporation ("HOC"), the below-described Common Shares, no par value (the "Common Shares"), of Chieftain International, Inc., a corporation incorporated under and governed by the laws of the Province of Alberta, Canada ("Chieftain"), together with the associated rights to purchase Common Shares (the "Rights") pursuant to the Shareholder Rights Plan Agreement, dated as of February 23, 1994, as amended (the "Shareholder Rights Plan"), between Chieftain and CIBC Mellon Trust Company, then the R-M Trust, pursuant to the Offeror's offer to purchase all of the outstanding Common Shares at a price of U.S.$29.00 per Common Share, net to the seller in cash, without interest thereon (the "Offer Consideration") upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 28, 2001 and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). All references herein to Rights shall include all benefits that may inure to the shareholders of the Company (the "Shareholders") pursuant to the Shareholder Rights Plan, and unless the context requires otherwise, all references herein to Common Shares include the associated Rights. The undersigned understands that the Offeror reserves the right to assign, in whole or from time to time in part, to HOC or to any direct or indirect subsidiary of HOC the right to purchase all or any portion of the Common Shares tendered pursuant to the Offer, but any such assignment will not relieve the Offeror of its obligations under the Offer and will in no way prejudice the rights of tendering Shareholders to receive payment for Common Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

     The Offer is being made pursuant to a Pre-Acquisition Agreement, dated as of June 18, 2001 (the "Pre-Acquisition Agreement"), by and among Chieftain, HOC and the Offeror.

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Common Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to all the Common Shares that are being tendered hereby (and any and all dividends on the Common Shares or other shares, rights or other securities or distributions issued or issuable in respect of such Common Shares that are declared or paid on or after June 18, 2001 other than any cash dividend, distribution or payment in respect of which a reduction in the price of the Offer is made pursuant to Section 6 of "The Offer" in the Offer to Purchase, but including any dividends, distributions or payments on such dividends, distributions, payments, securities, property or other interests (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Shares and any Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Common Shares and any Distributions, or transfer ownership of such Common Shares and any Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror, (b) present such Common Shares and any Distributions for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares and any Distributions, all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned irrevocably appoints any officer of the Offeror, and any individual who shall thereafter succeed to any such office of Offeror, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of the Shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the

Common Shares and any Distributions, tendered hereby and accepted for payment by the Offeror. This appointment will be effective if and when, and only to the extent that, the Offeror accepts such Common Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Common Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Common Shares and any Distributions, and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Offeror reserves the right to require that, in order for Common Shares to be deemed validly tendered, immediately upon the Offeror's acceptance for payment of such Common Shares, the Offeror must be able to exercise full voting, consent and other rights with respect to such Common Shares and any Distributions, including voting at any meeting of the shareholders of the Company.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Common Shares tendered hereby and any Distributions, that the undersigned owns the Common Shares tendered hereby and any Distributions within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the Common Shares and any Distributions complies with Rule 14e-4 under the Exchange Act, and that when the Common Shares are accepted for payment by the Offeror, the Offeror will acquire good, marketable and unencumbered title to the Common Shares and any Distributions, free and clear of all liens, restrictions, charges and encumbrances and the Common Shares and any Distributions will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Common Shares tendered hereby and any Distributions.

     The undersigned acknowledges and agrees that if, on or after June 18, 2001, the Company should declare, make or pay any Distribution (in respect of Common Shares (and their associated Rights) accepted for purchase pursuant to the Offer) that is payable or distributable to Shareholders or holders of Rights on a record date that is prior to the date of transfer of such Common Shares (and their associated Rights) accepted for payment by the Offeror pursuant to the Offer, then (i) in the case of any cash dividend, distribution or payment in respect of the Common Shares that does not exceed the cash purchase price per Common Share, the Offer Consideration payable per Common Share will be reduced by the amount of any such dividend, distribution or payment; and (ii) in the case of any cash dividend, distribution or payment in respect of the Common Shares that exceeds the Offer Consideration per Common Share, or in the case of any other Distribution, the whole of any such Distribution will be received and held by the undersigned for the account of and for the benefit of the Offeror and shall be promptly remitted and transferred by the undersigned to the Depositary or the U.S. Forwarding Agent for the account of the Offeror, accompanied by appropriate documentation of transfer; the undersigned further acknowledges that pending such remittance, the Offeror will be entitled to all rights and privileges as the owner of any such Distribution and may withhold the entire purchase price payable by the Offeror pursuant to the Offer or deduct from the purchase price payable by the Offeror pursuant to the Offer the amount or value of the Distribution, as determined by the Offeror in its sole discretion.

     The undersigned agrees that by virtue of the execution by the undersigned of an English language form of this Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal as well as all documents relating thereto, be drawn up exclusively in the English language. En signant une version anglaise de la present lettre d'envoi, convient d'etre repute avoir demande que tous les contracts decoulant de l'offre acceptee au moyen de cette lettre d'envoi, et tous les documents s'y rapportant soient rediges exclusivement en anglais.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned.

     The undersigned understands that the valid tender of Common Shares pursuant to any one of the procedures described in Section 3 of "The Offer" in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Pre-Acquisition Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Offeror may not be required to accept for payment any of the Common Shares tendered hereby.

     The Offeror has made arrangements with the Depositary and the U.S. Forwarding Agent so that Preferred Shareholders may tender the underlying Common Shares pursuant to the Offer by delivering to the U.S. Forwarding Agent certificates representing the Funding Preferred Shares, together with a Notice of Conversion of Funding Preferred Shares, and/or other documents as may be required pursuant to the terms of the Funding Preferred Shares, to effect the conversion thereof for Common Shares. These documents must be received by the U.S. Forwarding Agent prior to the Expiration Date. If a Preferred Shareholder's Funding Preferred Shares are held in street name (i.e., through a broker, dealer or other nominee), the Preferred Shareholder's Funding Preferred Shares may be tendered for conversion, conditional upon the Offeror accepting tendered Common Shares for payment pursuant to the Offer, by the Preferred Shareholder's nominee through the Book-Entry Transfer Facility. In any case, the conversion of such Funding Preferred Shares shall be deemed not to occur unless the Offeror accepts for payment any Common Shares tendered pursuant to the Offer, in which case such conversion shall be deemed to have occurred as of the close of business on the date the Preferred Shareholder delivered the Funding Preferred Shares to the U.S. Forwarding Agent for conversion. If a Preferred Shareholder chooses to conditionally convert its Funding Preferred Shares and tenders the underlying Common Shares, the Preferred Shareholder may not thereafter withdraw its conversion election unless the Offeror does not accept tendered Common Shares for payment on or before the Expiration Date, but the Preferred Shareholder may withdraw its election to tender the underlying Common Shares. The representations and warranties set forth in this Letter of Transmittal as to the rights, titles and interests of a Preferred Shareholder as to the Common Shares underlying such Preferred Shareholder's Funding Preferred Shares shall not be effective until such time as such Preferred Shareholder's Funding Preferred Shares are converted into Common Shares. ANY PREFERRED SHAREHOLDER THAT WISHES TO AVAIL ITSELF OF THIS SERVICE SHOULD CONTACT THE INFORMATION AGENT AT (866) 892-5625 FOR FURTHER INSTRUCTIONS.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Common Shares purchased and/or return any certificates for Common Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under the heading "Important: Shareholders Sign Here." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Common Shares purchased and/or return any certificates for Common Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under the heading "Important: Shareholders Sign Here." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Common Shares purchased and/or return any certificates evidencing Common Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Common Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the correct account at the Book-Entry Transfer Facility. The undersigned recognizes that the Offeror has no obligation, pursuant to the "Special Payment Instructions," to transfer any Common Shares from the name of the registered holder thereof if the Offeror does not accept for payment any of the Common Shares so tendered.

--------------------------------------------------------------------------------

                                  DESCRIPTION OF COMMON SHARES TENDERED+
-----------------------------------------------------------------------------------------------------------
 NAME AND ADDRESS OF REGISTERED
   OWNER(S) (PLEASE FILL IN, IF
    BLANK, EXACTLY AS NAME(S)                    SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
   APPEAR(S) ON CERTIFICATE(S))                   (ATTACH ADDITIONAL SIGNED LIST, IF ANY)
-----------------------------------------------------------------------------------------------------------
                                                              NUMBER OF SHARES
                                    SHARE CERTIFICATE          REPRESENTED BY          NUMBER OF SHARES
                                        NUMBER(S)*            CERTIFICATE(S)*             TENDERED**
                                 --------------------------------------------------------------------------

                                 --------------------------------------------------------------------------

                                 --------------------------------------------------------------------------

                                 --------------------------------------------------------------------------

                                 --------------------------------------------------------------------------

                                       TOTAL SHARES
-----------------------------------------------------------------------------------------------------------
                             + NEED NOT BE COMPLETED BY PREFERRED SHAREHOLDERS.
                             * NEED NOT BE COMPLETED BY BOOK ENTRY SHAREHOLDERS.
     ** UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL COMMON SHARES DESCRIBED ABOVE ARE BEING
                                                  TENDERED.
-----------------------------------------------------------------------------------------------------------

                 METHOD OF DELIVERY FOR COMMON SHARES TENDERED

[ ]       CHECK HERE IF TENDERED COMMON SHARES ARE ENCLOSED HEREWITH.
[ ] CHECK HERE IF TENDERED COMMON SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER IN THE UNITED STATES TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER COMMON SHARES BY BOOK-ENTRY TRANSFER):
       Name of Tendering
          Institution: --------------------------------------------
       Account
          Number: -----------------------------------------------------------
       Transaction Code
          Number: --------------------------------------------------
[ ] CHECK HERE IF TENDERED COMMON SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
       Name of Registered
          Owner(s): --------------------------------------------------
       Window Ticket Number (if
          any): --------------------------------------------
       Date of Execution of Notice of Guaranteed
          Delivery: -----------------------
       Name of Institution that Guaranteed
          Delivery: --------------------------------------
[ ] IF ANY OF THE COMMON SHARE CERTIFICATES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, CHECK THIS BOX AND SEE INSTRUCTION 11.

     Please fill out the remainder of this Letter of Transmittal and indicate here the number of Common Shares represented by the lost or destroyed certificates.

---------------- (Number of Common Shares of Chieftain International, Inc.)

                          PREFERRED SHAREHOLDERS ONLY

[ ] IF YOU ARE A PREFERRED SHAREHOLDER, CHECK HERE IF FUNDING PREFERRED SHARES, TOGETHER WITH A COMPLETED NOTICE OF CONVERSION OF PREFERRED SHARES, ARE ENCLOSED HEREWITH. SPECIFY NUMBER OF COMMON SHARES BEING TENDERED IN SPACE BELOW IF LESS THAN ALL COMMON SHARES ISSUABLE UPON CONVERSION OF THE FUNDING PREFERRED SHARES ENCLOSED HEREWITH:
     ----------------------------------------------------

         INVESTMENT DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER
                              (SEE INSTRUCTION 12)

------------------------------------------------  ------------------------------------------------
                     (FIRM)                        (TELEPHONE NUMBER)                (FAX NUMBER)

------------------------------------------------  ------------------------------------------------
          (REGISTERED REPRESENTATIVE)                                (ADDRESS)

[ ]   CHECK HERE IF LIST OF BENEFICIAL HOLDERS IS ATTACHED

                          SPECIAL PAYMENT INSTRUCTIONS
                           (SEE INSTRUCTIONS 6 AND 7)

  To be completed ONLY if certificates for Common Shares not tendered or not accepted for payment and/or the check for the purchase price of the Common Shares (including the associated Rights) accepted for payment are to be issued in the name of someone other than the undersigned.

Issue [ ] check and/or [ ] certificates to:
                           (check appropriate boxes)

Name:
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      (ZIP CODE)



Tax Identification or
Social Security No.:
-------------------------
                          (IF A UNITED STATES HOLDER,
                         COMPLETE SUBSTITUTE FORM W-9)

                         SPECIAL DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION 7)

  To be completed ONLY if check is to be delivered, or certificates for Common Shares not tendered or not purchased are to be delivered, to someone other than the undersigned or to the undersigned at an address other than that shown below.

Deliver [ ] check and/or [ ] certificates to:
                             (check appropriate boxes)

Name:
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      (ZIP CODE)

Tax Identification or
Social Security No.:
-------------------------
                          (IF A UNITED STATES HOLDER,
                         COMPLETE SUBSTITUTE FORM W-9)

                                   IMPORTANT
                             SHAREHOLDERS SIGN HERE

         (IF A UNITED STATES HOLDER, ALSO COMPLETE SUBSTITUTE FORM W-9)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------

Must be signed by registered holder(s) exactly as name(s) appear on the certificate(s) representing Common Shares or by person(s) authorized to become registered holder(s) by properly endorsed certificates, stock powers and/or documents transmitted. If signature is by attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title and enclose supporting documents. See Instruction 5.

Dated:
--------------------------------------------------------------------------------

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity:
--------------------------------------------------------------------------------
                              (SEE INSTRUCTION 5)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Tax Identification or Social Security No.:
---------------------------------------------------------------
           (IF A UNITED STATES HOLDER, COMPLETE SUBSTITUTE FORM W-9)

Area Code and Telephone No.:
--------------------------------------------------------------------------

                              SIGNATURE GUARANTEE
                        (SEE INSTRUCTION 1 IF REQUIRED)

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Area Code and Telephone No.:
--------------------------------------------------------------------------

Dated:
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     To complete the Letter of Transmittal, you must do the following:

     - Fill in the box entitled "Description of Common Shares Tendered;"

     - Sign and date the Letter of Transmittal in the box entitled "Important:
       Shareholders Sign Here;" and

     - If you are a United States Holder, fill in and sign in the box entitled "Substitute Form W-9."

     In completing the Letter of Transmittal, you may (but are not required to) also do the following:

     - If you want the payment for any Common Shares issued in the name of another person, complete the box entitled "Special Payment Instructions;"

     - If you want any certificate for Common Shares not tendered or Common Shares not purchased issued in the name of another person, complete the box entitled "Special Payment Instructions;" and

     - If you want any payment for Common Shares or certificates for Common Shares not tendered or purchased delivered to an address other than that appearing under your signature, complete the box entitled "Special Delivery Instructions."

     (1) GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal: (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Common Shares) of Common Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal, or (b) if such Common Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is an Eligible Institution (as defined below). As used herein, "Eligible Institution" means a Canadian chartered bank, a trust company in Canada, a commercial bank or trust company having no office, branch or agency in the United States of America, a member of a recognized stock exchange in Canada, a member of the Investment Dealers Association of Canada, a member of a national securities exchange in the United States, a member of the National Association of Securities Dealers, Inc., a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, or any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     (2) DELIVERY OF LETTER OF TRANSMITTAL AND COMMON SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by Shareholders either if Common Share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Common Shares is to be made by book-entry transfer in the United States pursuant to the procedures set forth herein and in Section 3 of the Offer to Purchase. For a Shareholder to validly tender Common Shares pursuant to the Offer, either: (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with a book-entry transfer in the United States) and any other required documents, must be received by the Depositary or the U.S. Forwarding Agent at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Common Shares must be received by the Depositary or the U.S. Forwarding Agent at one of such addresses prior to the Expiration Date or (ii) Common Shares must be delivered pursuant to the procedures for book-entry transfer in the United States set forth herein and in
Section 3 of "The Offer" in the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary or the U.S. Forwarding Agent prior to the Expiration Date, or (b) the tendering Shareholders must comply with the guaranteed delivery procedures set forth herein and in Section 3 of "The Offer" in the Offer to Purchase.

     Shareholders whose certificates for Common Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or the U.S. Forwarding Agent prior to the Expiration Date or who cannot comply with the book-entry transfer procedures in the United States on a timely basis may tender their Common Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in Section 3 of "The Offer" in the Offer to Purchase.

     Pursuant to such guaranteed delivery procedures: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Offeror, must be received by the Depositary at its office in Toronto prior to the Expiration Date, and (c) the certificates for all tendered Common Shares, in proper form for transfer (or the Book-Entry Confirmation with respect to all tendered Common Shares), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other required documents must be received by the Depositary within three trading days after the Expiration Date. A "trading day" is any day on which the Toronto Stock Exchange is open for business. DELIVERY AT ANY OFFICE OTHER THAN THE SPECIFIED OFFICE OF THE DEPOSITARY IN TORONTO DOES NOT CONSTITUTE DELIVERY FOR THIS PURPOSE.

     The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, that states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Common Shares that are subject to such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Offeror may enforce such agreement against the participant.

     The signatures on this Letter of Transmittal cover the Common Shares tendered hereby.

     THE METHOD OF DELIVERY OF CERTIFICATES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDERS, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE SHAREHOLDERS USE PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Common Shares will be purchased. All tendering Shareholders, by executing this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of acceptance of their Common Shares for payment.

     (3) INADEQUATE SPACE. If the space provided herein under "Description of Common Shares Tendered" is inadequate, the number of Common Shares tendered and the certificate numbers with respect to such Common Shares should be listed on a separate signed schedule attached hereto.

     (4) PARTIAL TENDERS. (Not applicable to Shareholders who tender by book-entry transfer). If fewer than all the Common Shares evidenced by any Common Share certificate delivered to the Depositary or the U.S. Forwarding Agent herewith are to be tendered hereby, fill in the number of Common Shares that are to be tendered in the box entitled "Number of Shares Represented by Certificates." In any such case, new certificate(s) for the remainder of the Common Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Common Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     (5) SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Common Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Common Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of the authority of such person so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares listed and transmitted hereby, no endorsements of Common Share certificates or separate stock powers are required unless payment or certificates for Common Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Common Share certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Common Shares evidenced by certificates listed and transmitted hereby, the Common Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Common Share certificates. Signatures on any such Common Share certificates or stock powers must be guaranteed by an Eligible Institution.

     (6) COMMISSIONS AND STOCK TRANSFER TAXES. No brokerage fees or commissions will be payable if the Offer is accepted by delivering Common Shares directly to the Depositary or the U.S. Forwarding Agent or if the services of the Dealer Managers or a member of the Soliciting Dealer Group are used to tender Common Shares pursuant to the Offer. Except as otherwise provided in this Instruction 6, the Offeror will pay all stock transfer taxes with respect to the transfer and sale of any Common Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Common Shares purchased is to be made to, or if certificates for Common Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Common Shares purchased unless evidence satisfactory to the Offeror of the payment of such taxes, or exemption therefrom, is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the Common Shares tendered hereby.

     (7) SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Common Shares accepted for payment is to be issued in the name of, and/or Common Share certificates for Common Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. If a Shareholder delivers Common Shares by book-entry transfer in the United States, any such Common Shares not purchased will be returned by crediting the same account at the Book-Entry Transfer Facility as the account from which such Common Shares were delivered.

     (8) REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Dealer Managers and the Information Agent at their respective addresses and telephone numbers set forth herein. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, and the Notice of Guaranteed Delivery may be directed to the Depositary, the U.S. Forwarding Agent or the Information Agent at any one of its addresses and phone numbers set forth herein. Shareholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

     (9) WAIVER OF CONDITIONS. Subject to the Pre-Acquisition Agreement, the Offeror reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Common Shares tendered.

     (10) BACKUP WITHHOLDING IN UNITED STATES. In order to avoid "backup withholding" of United States federal income tax on payments of cash pursuant to the Offer, a United States Holder surrendering Common Shares in the Offer must, unless an exemption applies, provide the Depositary (as payer) or the U.S. Forwarding Agent with such United States Holder's correct taxpayer identification number ("TIN") on

Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct and that such United States Holder is not subject to backup withholding. As used herein, the term "United States Holder" means a beneficial owner of Common Shares that is, for United States federal income tax purposes; (i) a citizen or resident of the United States; (ii) a corporation or other entity taxable as a corporation created or organized under the laws of the United States or any political subdivision thereof or therein;
(iii) an estate the income of which is subject to United States federal income taxation regardless of its source; or (iv) a trust if a United States court is able to exercise primary jurisdiction over administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust.

     Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the United States federal income tax liability of the United States Holder subject to the backup withholding, provided that the required information is given to the Internal Revenue Service. If backup withholding results in an overpayment of tax, a refund can be obtained by the United States Holder upon filing a United States income tax return.

     Shareholders are required to give the Depositary or the U.S. Forwarding Agent the TIN (i.e., social security number or employer identification number) of the record owner of the Common Shares. If the Common Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance.

     The box in Part III of the Substitute Form W-9 may be checked if the tendering United States Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part III is checked, the United States Holder must also complete the "Certificate of Awaiting Taxpayer Identification Number" in order to avoid backup withholding. Notwithstanding that the box in Part III is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such United States Holder if a TIN is provided to the Depositary within 60 days.

     Certain Shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign Shareholders should complete and sign the main signature form and a Form W-8 BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding," a copy of which may be obtained from the Depositary or the U.S. Forwarding Agent, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     (11) LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing Common Shares has been lost, destroyed or stolen, the Shareholders should promptly notify the Depositary or the U.S. Forwarding Agent by checking the box immediately preceding the Special Payment/Special Delivery Instructions boxes and indicating the number of Common Shares lost. The Shareholders will then be instructed as to the steps that must be taken in order to replace the Common Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Common Share certificates have been followed.

     (12) SOLICITATION. Identify the investment dealer or broker, if any, who solicited your tender of Common Shares pursuant to the Offer by completing the appropriate box on this Letter of Transmittal and present a list of beneficial holders, if applicable.

     (13) GOVERNING LAW. The Offer and all contracts resulting from acceptance thereof shall be governed by and construed in accordance with the laws of the Province of Alberta, Canada and the laws of Canada applicable therein. Each party to any agreement resulting in the acceptance of the Offer unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Alberta, Canada.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY OR THE U.S. FORWARDING AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED COMMON SHARES MUST BE RECEIVED BY THE DEPOSITARY OR THE U.S. FORWARDING AGENT OR COMMON SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDERS MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY CONTAINED HEREIN.

                           IMPORTANT TAX INFORMATION

     Under United States federal income tax law, a United States Holder whose tendered Common Shares are accepted for payment is required to provide the Depositary (as payer) or the U.S. Forwarding Agent with such United States Holder's correct taxpayer identification number on Substitute Form W-9 below. If such United States Holder is an individual, the taxpayer identification number is his or her social security number. If a tendering United States Holder is subject to backup withholding, such United States Holder must cross out Item (2) of the Certification box on the Substitute Form W-9. If the Depositary or the U.S. Forwarding Agent is not provided with the correct taxpayer identification number, the United States Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such United States Holder with respect to Common Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain Shareholders (including, among others, all corporations, and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Shareholder must submit a Form W-8 BEN, signed under penalty of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary or the U.S. Forwarding Agent. Exempt Shareholders, other than foreign individuals, should furnish their TIN, check the box marked "Exempt" in Part II of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary or the U.S. Forwarding Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Shareholder. Backup withholding is not an additional tax. Rather, the United States federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a United States Holder with respect to Common Shares purchased pursuant to the Offer, the United States Holder is required to notify the Depositary or the U.S. Forwarding Agent of such United States Holder's correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such United States Holder is awaiting a taxpayer identification number).

WHAT NUMBER TO GIVE THE DEPOSITARY OR THE U.S. FORWARDING AGENT

     The United States Holder is required to give the Depositary or the U.S. Forwarding Agent the social security number or employer identification number of the record owner of the Common Shares. If the Common Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering United States Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such United States Holder should check the box marked "Applied For" in Part III of the Substitute Form W-9, and sign and date the Substitute Form W-9. If the box in Part III is checked, the Depositary will withhold 31% on all payments of the purchase price made prior to the time a properly certified TIN is provided to the Depositary or the U.S. Forwarding Agent.

------------------------------------------------------------------------------------------------------------

  SUBSTITUTE                       PLEASE PROVIDE YOUR TIN IN THE BOX    PART I--Social Security Number
  FORM W-9                         AT RIGHT AND CERTIFY BY SIGNING       OR Employer Identification
                                   AND DATING BELOW                      Number
  DEPARTMENT OF THE TREASURY       ----------------------------------    ------------------------------
  INTERNAL REVENUE SERVICE         Name                                  (If awaiting TIN,
                                   ----------------------------------    write "Applied For")
  PAYER'S REQUEST FOR TAXPAYER     Business Name                         -------------------------------
  IDENTIFICATION NUMBER (TIN)
                                   Please check appropriate box          PART II--For Payees exempt from
                                   [ ] Individual/Sole Proprietor        backup withholding, see the
                                   [ ] Corporation                       enclosed Guidelines For
                                   [ ] Partnership  [ ] Other            Certification of Taxpayer
                                   ----------------------------------    Identification Number on
                                   Address                               Substitute Form W-9, check the
                                   ----------------------------------    Exempt box below, and complete
                                   City, State, Zip Code                 the Substitute Form W-9.
                                                                         Exempt [ ]
                                                                         ------------------------------
                                                                         PART III
                                                                         Applied For [ ]
                                                                         Please complete the Certificate
                                                                         of Awaiting Taxpayer Number
                                                                         below.
------------------------------------------------------------------------------------------------------------
  CERTIFICATION--Under penalties of perjury, I certify that:
  (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and
  (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that
      I am no longer subject to backup withholding.
  CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines for Certification of
  Taxpayer Identification Number on Substitute Form W-9.)

------------------------------------------------------------------------------------------------------------

  SIGNATURE:                                                                 DATE:
            --------------------------------------------------------              --------------------------
------------------------------------------------------------------------------------------------------------

NOTE: IF YOU ARE A UNITED STATES HOLDER, FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
      THE BOX MARKED "APPLIED FOR" IN PART III OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that 31% of all cash payments made to me will be withheld until I provide a taxpayer identification number.

SIGNATURE:                                                DATE:
          --------------------------------------------         -----------------

     Any questions or requests for assistance may be directed to the Dealer Managers at their respective telephone numbers and locations listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Depositary or the U.S. Forwarding Agent at any one of its addresses set forth on the first page of this Letter of Transmittal. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                     THE DEALER MANAGERS FOR THE OFFER ARE:


             IN UNITED STATES:                                      IN CANADA:
               JP Morgan Logo
        J.P. MORGAN SECURITIES INC.                   [LOGO of RBC Dominion Securities Inc.]
              270 Park Avenue                                       8th Floor
          New York, New York 10017                           333 7th Avenue Southwest
          (212) 648-1995 (collect)                           Calgary, Alberta T2P 2Z1
         1-866-262-0777 (Toll Free)                            Tel: (403) 299-6982
                                                               Fax: (403) 299-6900

                           THE INFORMATION AGENT IS:

                          MELLON INVESTOR SERVICES LLC

                           44 Wall Street, 7th Floor
                            New York, New York 10005
                           1-866-892-5625 (Toll Free)